SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Events Reported)
                                January 23, 1997




                   SEMICONDUCTOR PACKAGING MATERIALS CO., INC.
             (Exact name of registrant as specified in its charter.)



Delaware                                1-10938                 13-3584740
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)



           431 Fayette Avenue, Mamaroneck, New York       10543
           (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (914) 698-5353

Item 2.  Acquisition or Disposition of Assets

                  On January 23, 1997, American Silicon Products, Inc. ("ASP"), a wholly owned subsidiary of the Registrant, completed the acquisition of substantially all of the assets of Silicon Materials Service of Garland, Texas and acquired 100% of the outstanding stock of Silicon Materials Service, B.V. of Helmond, Netherlands (collectively "SMS") from Air Products and Chemicals, Inc. The purchase price of $12,971,746 was financed through a five year term loan with First Union Bank of Connecticut and Fleet National Bank.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


                  The following financial statements and pro forma information is filed as part of this Report:

A.   Combined Financial Statements of business acquired:

     1)   SMS Combined Financial Statements for the period ended September 30,
          1996:

               a)   Independent Auditor's Report;

               b)   Combined Statement of Assets Acquired and Liabilities
                    Assumed;

               c)   Combined Statement of Revenue and Direct Operating Expenses;

               d)   Combined Statement of Cash Flows; and

               e)   Notes to Combined Financial Statements.

B. Pro Forma Financial Information for Semiconductor Packaging Materials Co., Inc. and Subsidiaries and SMS for the period ended December 31, 1996:

               a)   Pro Forma Information;

               b)   Unaudited Pro Forma Consolidated Balance Sheet;

               c)   Notes to Unaudited Pro Forma Consolidated Balance Sheet;

               d)   Unaudited Pro Forma Consolidated Statement of Income; and

               e)   Notes to Unaudited Pro Forma Consolidated Statement of
                    Income.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf, by the undersigned, herewith duly authorized.

                                                        SEMICONDUCTOR PACKAGING
                                                        MATERIALS CO., INC.


Dated: April 7, 1997                By:    /s/ Andrew A. Lozyniak
                                         ------------------------
                                         Andrew A. Lozyniak
                                         Executive Vice President and
                                         Chief Financial Officer

SILICON MATERIALS SERVICE AND
SILICON MATERIALS SERVICE, B.V.
(divisions of Air Products and Chemicals, Inc.)

COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 1996

                                                   SILICON MATERIALS SERVICE AND
                                                 SILICON MATERIALS SERVICE, B.V.
                                 (divisions of Air Products and Chemicals, Inc.)


                                                                        CONTENTS
                                                              September 30, 1996
================================================================================








Independent Auditor's Report                                                 1


Combined Financial Statements:

   Statement of Assets Acquired and Liabilities Assumed                      2
   Statement of Revenue and Direct Operating Expenses                        3
   Statement of Cash Flows                                                   4
   Notes to Combined Financial Statements                                  5 - 8

INDEPENDENT AUDITOR'S REPORT



To the Board of Directors of
Semiconductor Packaging Materials Co., Inc.


We have audited the accompanying combined statement of assets acquired and liabilities assumed of Silicon Materials Service and Silicon Materials Service, B.V. (divisions of Air Products and Chemicals, Inc.) ("SMS") as of September 30, 1996, the net assets of which were acquired by Semiconductor Packaging Materials Co., Inc. (the "Company"), and the related statements of revenue and direct operating expenses, and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of the Company as described in Note 1 and are not intended to be a complete presentation of SMS' financial position or the results of its operations and its cash flows.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of SMS as of September 30, 1996 and the revenue and direct operating expenses and cash flows for the year then ended in conformity with generally accepted accounting principles.




GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

January 10, 1997, except for paragraph 2 of Note 1 and Note 6, as to which the date is January 23, 1997

                                                   SILICON MATERIALS SERVICE AND
                                                 SILICON MATERIALS SERVICE, B.V.
                                 (divisions of Air Products and Chemicals, Inc.)


                                                         COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
======================================================================================================================

September 30, 1996
----------------------------------------------------------------------------------------------------------------------
ASSETS ACQUIRED

Current Assets Acquired:
  Cash                                                                                                     $   217,129
  Accounts receivable, net of allowance for doubtful accounts of $8,000                                      1,895,397
  Inventories (Notes 2 and 3)                                                                                  477,610
  Prepaid expenses and other current assets (Note 4)                                                           892,453

----------------------------------------------------------------------------------------------------------------------
      Total current assets acquired                                                                          3,482,589

Property and Equipment - at cost, net of accumulated depreciation
 and amortization of $7,716,758 (Notes 2 and 5)                                                              8,117,740

Other Assets                                                                                                   236,625

----------------------------------------------------------------------------------------------------------------------
      Total Assets Acquired                                                                                 11,836,954
----------------------------------------------------------------------------------------------------------------------

LIABILITIES ASSUMED

Current Liabilities Assumed:
  Accounts payable                                                                                             500,074
  Accrued expenses and other current liabilities (Note 7)                                                      311,075

----------------------------------------------------------------------------------------------------------------------
      Total current liabilities assumed                                                                        811,149

Deferred Taxes (Note 2)                                                                                        326,912

----------------------------------------------------------------------------------------------------------------------
      Total liabilities assumed                                                                              1,138,061
----------------------------------------------------------------------------------------------------------------------

Commitments (Note 6)
----------------------------------------------------------------------------------------------------------------------
      Excess of Assets Acquired Over Liabilities Assumed                                                   $10,698,893
======================================================================================================================


                  The accompanying notes and independent auditor's report should be read in conjunction with the combined financial statements

                                                   SILICON MATERIALS SERVICE AND
                                                 SILICON MATERIALS SERVICE, B.V.
                                 (divisions of Air Products and Chemicals, Inc.)



                     COMBINED STATEMENT OF REVENUE AND DIRECT OPERATING EXPENSES
================================================================================

Year ended September 30, 1996 (Notes 1 and 11)
--------------------------------------------------------------------------------

Service revenue (Notes 1, 2, 8 and 10)                               $15,505,573

Cost of services performed                                            12,747,362
--------------------------------------------------------------------------------

Gross profit                                                           2,758,211

Selling, general and administrative expenses (Notes 9 and 11)          1,769,346

--------------------------------------------------------------------------------
Excess of revenue and direct operating expenses                      $   988,865
================================================================================

                  The accompanying notes and independent auditor's report should be read in conjunction with the combined financial statements


                                                                                         SILICON MATERIALS SERVICE AND
                                                                                       SILICON MATERIALS SERVICE, B.V.
                                                                       (divisions of Air Products and Chemicals, Inc.)

                                                                                      COMBINED STATEMENT OF CASH FLOWS
======================================================================================================================

Year ended September 30, 1996
----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Excess of revenue and direct operating expenses                                                         $    988,865
  Adjustments to reconcile excess of revenue and direct operating expenses to net cash provided by operating activities:
    Depreciation and amortization                                                                            1,520,540
    Changes in operating assets and liabilities:
      Decrease in accounts receivable                                                                            7,029
      Increase in inventories                                                                                  (23,720)
      Increase in prepaid expenses and other current assets                                                   (265,669)
      Increase in other assets                                                                                (131,359)
      Decrease in accounts payable                                                                            (111,121)
      Increase in accrued expenses and other current liabilities                                                21,331

----------------------------------------------------------------------------------------------------------------------
          Net cash provided by operating activities                                                          2,005,896

Cash flows used in investing activity - purchases of property and equipment                                 (1,083,580)

Cash flows used in financing activity - distributions to owners                                               (999,555)

Effect of exchange rate changes on cash                                                                        213,158
----------------------------------------------------------------------------------------------------------------------

Net increase in cash                                                                                           135,919

Cash at beginning of year                                                                                       81,210

----------------------------------------------------------------------------------------------------------------------
Cash at end of year                                                                                       $    217,129
======================================================================================================================

                  The accompanying notes and independent auditor's report should be read in conjunction with the combined financial statements

                                                   SILICON MATERIALS SERVICE AND
                                                 SILICON MATERIALS SERVICE, B.V.
                                 (divisions of Air Products and Chemicals, Inc.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS
                                                              September 30, 1996
================================================================================

  1.  BASIS OF PRESENTATION:  The accompanying combined statements of assets acquired and liabilities assumed, revenue and direct operating expenses, and cash flows include the accounts of Silicon Materials Service and Silicon Materials Service, B.V. (divisions of Air Products and Chemicals, Inc.) Certain assets and certain liabilities of Silicon Materials Service and the common stock of Silicon Materials Service, B.V. (collectively "SMS") were acquired by a wholly owned subsidiary of Semiconductor Packaging Materials Co., Inc. (the "Company"), and these combined financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report required to be filed on Form 8-K. These combined financial statements are not intended to be a complete presentation of SMS' financial position or its results of operations and its cash flows. Intercompany transactions and balances have been eliminated in combination.

                              Effective January 23, 1997, pursuant to a purchase agreement dated January 16, 1997 (the "Agreement"), the Company acquired SMS for approximately $13,000,000 which included the working capital of SMS as of January 23, 1997 which was approximately $2,600,000. The related acquisition costs are estimated to be $500,000.

                              The accompanying combined statement of assets acquired and liabilities assumed includes only those assets and liabilities as specified in the Agreement. These assets and liabilities have been recorded at Air Products and Chemicals, Inc.'s historical carrying value. The combined statement of revenue and direct operating expenses includes only those revenue and expenses directly related to the silicon wafer polishing and reclamation services. All nondirect costs allocated to SMS from Air Products and Chemicals, Inc., such as interest expense, income tax expense and a general corporate overhead allocation (see Note 11), have been excluded from the combined statement of revenue and direct operating expenses.


  2.  PRINCIPAL BUSINESS      SMS provides silicon wafer polishing and
      ACTIVITY AND  SUMMARY   reclamation services to the semiconductor
      OF SIGNIFICANT          industry.
      ACCOUNTING POLICIES:
                              Service revenue is recognized when the services are performed.

                              SMS maintains cash in bank accounts which, at times, may exceed federally insured limits. SMS has not experienced any loss on these accounts.

                              Inventories include labor and processing costs and are stated at the lower of cost, determined by the first-in, first-out method, or market.

                              Depreciation and amortization of property and equipment is provided by the straight-line method over the estimated useful lives of the related assets.

                              Temporary differences giving rise to the deferred tax liability consist of excess depreciation for tax purposes over the amount for financial reporting purposes.

                              The preparation of combined financial statements in conformity with generally accepted accounting principles requires the use of estimates by management

                                                   SILICON MATERIALS SERVICE AND
                                                 SILICON MATERIALS SERVICE, B.V.
                                 (divisions of Air Products and Chemicals, Inc.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS
                                                              September 30, 1996
================================================================================

                              affecting the reported amounts of assets and liabilities and revenue and expenses and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

                              Silicon Materials Service, B.V.'s functional currency is Dutch guilders. Cumulative translation adjustments have been excluded from the combined statement of assets acquired and liabilities assumed at September 30, 1996 as such amount is not readily determinable. Foreign currency translation resulted in an aggregate exchange loss of $6,417 for the year ended September 30, 1996 and has been included in selling, general and administrative expenses on the accompanying combined statement of revenue and direct operating expenses.

  3.  INVENTORIES:            At September 30, 1996, the components of
                              inventories are as follows:

                              Work-in-process                           $400,810
                              Finished goods                              76,800
                              --------------------------------------------------
                                                                        $477,610
                              ==================================================

  4.  PREPAID                 At September 30, 1996, prepaid expenses and other
      EXPENSES AND            current assets consist of:
      OTHER CURRENT
      ASSETS:                 Prepaid supplies                          $638,723
                              Other                                      253,730
                              --------------------------------------------------
                                                                        $892,453
                              ==================================================

  5.  PROPERTY AND            At September 30, 1996, property  and equipment, at
      EQUIPMENT:              cost, consists of the following:

                                                                       Estimated
                                                                     Useful Life
--------------------------------------------------------------------------------

      Machinery and equipment                   $14,595,313        5 to 10 years
      Furniture and fixtures                        115,388             10 years
      Computer equipment                            419,285              3 years
      Automobiles                                    39,642              3 years

--------------------------------------------------------------------------------
                                                 15,169,628
      Construction-in-progress (machinery
        and equipment)                              664,870

--------------------------------------------------------------------------------
                                                $15,834,498
================================================================================

                                                   SILICON MATERIALS SERVICE AND
                                                 SILICON MATERIALS SERVICE, B.V.
                                 (divisions of Air Products and Chemicals, Inc.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS
                                                              September 30, 1996
================================================================================

  6.  COMMITMENTS:            Prior to the Agreement described in Note 1, SMS
                              owned two buildings. The buildings were not purchased by the Company and therefore, have not been included in the accompanying statement of assets acquired and liabilities assumed. In conjunction with the Agreement, SMS, through the Company, leases the office and manufacturing facilities of these buildings from Air Products and Chemicals, Inc. The leases expire in January
                              1999, at which time there is an option to purchase the buildings for $1,000,000 and $500,000, respectively. SMS also has the option of a one-year renewal of the leases.

                              SMS has other noncancelable operating lease agreements which expire through January 1999 for the rental of office and manufacturing facilities. The leases also require payments for real estate taxes and other operating costs.

                              Rent expense for the year ended September 30, 1996 was approximately $139,000.

                              Future minimum lease payments due under lease agreements are as follows:

                              Year ending September 30,

                                    1997                                $180,000
                                    1998                                 285,000
                                    1999                                  60,000
                              --------------------------------------------------
                                                                        $525,000
                              ==================================================


  7.  ACCRUED                 At September 30, 1996, accrued expenses and other
      EXPENSES AND OTHER      current liabilities consist of the following:
      CURRENT LIABILITIES:

                              Accrued property taxes                    $188,199
                              Accrued payroll                             99,000
                              Other current liabilities                   23,876
                              --------------------------------------------------
                                                                        $311,075
                              ==================================================


  8.  MAJOR CUSTOMERS:        For the year ended September 30, 1996,
                              approximately 15% of service revenue resulted from services provided to each of two customers.


  9.  PENSION PLANS:          Silicon Materials Service, B.V. has defined
                              contribution pension plans for eligible employees.
                              Silicon Materials Service, B.V.'s contribution to the plan is based on a percentage of total wages.
                              Contributions for the year ended September 30, 1996 amounted to approximately $35,000.

                                                   SILICON MATERIALS SERVICE AND
                                                 SILICON MATERIALS SERVICE, B.V.
                                 (divisions of Air Products and Chemicals, Inc.)

                                          NOTES TO COMBINED FINANCIAL STATEMENTS
                                                              September 30, 1996
================================================================================


10.   FOREIGN                 SMS operates in two principal geographic areas: the United States and Europe.
      OPERATIONS:             Following is a summary of information by area for the year ended September 30, 1996:

                              Service revenue from unaffiliated customers:
                                United States                                                              $12,402,835
                                Europe                                                                       3,102,738
                              ----------------------------------------------------------------------------------------

                                     Service revenue as reported in the
                                     accompanying combined statement of
                                     revenue and direct operating expenses                                 $15,505,573

                              ========================================================================================


                              Excess of revenue over direct operating expenses:
                                United States                                                              $   841,706
                                Europe                                                                         147,159

                              ----------------------------------------------------------------------------------------

                                     Excess of revenue and direct operating
                                     expenses as reported in the accompanying
                                     combined statement of revenue and direct
                                     operating expenses                                                    $   988,865

                              ========================================================================================


                              Identifiable assets:
                                United States                                                              $ 8,138,929
                                Europe                                                                       3,698,025

                              ----------------------------------------------------------------------------------------
                                    Total assets as reported in the accompanying combined
                                     statement of assets acquired and liabilities assumed                  $11,836,954
                              ========================================================================================


11.   OMITTED                 The indirect costs which have been excluded from the combined statement of revenue and
      HISTORICAL              direct operating expenses for the year ended September 30, 1996 include the following:
      EXPENSES
      (unaudited):            General corporate overhead allocation                                           $347,496
                              Interest expense                                                                 236,356
                              Income tax expense                                                               232,735

                              ----------------------------------------------------------------------------------------

                              These costs have been excluded from the combined statement of revenue and direct operating expenses because such costs were allocated by Air Products and Chemicals, Inc.
                              to SMS without specific criteria and such allocated costs are not representative of the results of operations of SMS on a continuing basis.

                              Included in selling, general and administrative expenses are costs directly allocated from Air Products and Chemicals, Inc. amounting to approximately $194,000. This allocation primarily included insurance expense, human resources expenses, support services and other corporate overhead charges.

                              Pro Forma Information


     The following unaudited pro forma combined financial statements and explanatory notes are presented to reflect the acquisition of the net assets of Silicon Materials Service of Garland, Texas, and 100% of the outstanding stock of Silicon Materials Service, B.V. of Helmond, Netherlands ( collectively "SMS") by American Silicon Products, Inc, a subsidiary of Semiconductor Packaging Materials Co., Inc. (the "Company") on January 23, 1997.

     The pro forma balance sheet gives effect to this transaction as if it had occurred at the end of the period presented. The pro forma statement of income gives effect to this transaction as if it had occurred at the beginning of the period presented.

     The pro forma information should be read in conjunction with (1) the historical financial statements for the Company, including the related notes thereto, included in the Company's Form 10-KSB for the fiscal year ended December 31, 1996, (2) the historical financial statements of SMS, including the related notes thereto and (3) the Company's Form 8-K filed on February 4, 1997.

     The pro forma information is not necessarily indicative of the combined results of operations or combined financial position that would have resulted had the acquisition been consummated as of the date noted above, nor is it necessarily indicative of the combined results of operations in any future period or of the future combined financial position.




                                       SEMICONDUCTOR PACKAGING MATERIALS CO., INC. AND SUBSIDIARIES
                                                   PRO FORMA CONSOLIDATED BALANCE SHEET
                                                               (UNAUDITED)


                                                                          December 31, 1996
                                                --------------------------------------------------------------------

                                                         HISTORICAL

                                                SEMICONDUCTOR
                                            PACKAGING MATERIALS
                                                CO., INC. AND                                            PRO FORMA
                                                SUBSIDIARIES          SMS             ADJUSTMENTS        AS ADJUSTED
                                            -------------------    ---------          -----------        -----------
ASSETS

Current Assets:
 Cash and cash equivalents                     $ 3,531,099        $   317,427       $ 15,000,000 (1)    $ 6,276,780
                                                                                     (12,571,746)(2)


 Accounts Receivable- net                        5,637,158          1,369,045                             7,006,203
 Inventories                                     9,078,471            608,056                             9,686,527
 Prepaid expenses and other current assets         885,644            914,772                             1,800,416
                                               -----------       ------------        ------------       -----------
Total Current Assets                            19,132,372          3,209,300           2,428,254        24,769,926

Property and Equipment-net                      20,700,573          6,847,067           3,362,247(2)     30,909,887

Other Assets-net of accumulated amortization
 Goodwill                                       14,816,454                              2,182,895(2)(3)  16,999,349
 Technology rights and intellectual property       749,523                                                  749,523
 Other                                           1,090,403              7,791            (400,000)(2)       698,194
                                               -----------       ------------        ------------       -----------
Total Other Assets                              16,656,380              7,791           1,782,895        18,447,066

                                               -----------       ------------        ------------       -----------
Total Assets                                   $56,489,325       $ 10,064,158        $  7,573,396       $74,126,879
                                               ===========       ============        ============       ===========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
 Accounts payable                              $ 3,462,227            504,811                             3,967,038
 Accrued expenses                                  856,810            103,439             500,000 (3)     2,960,249
                                                                                        1,500,000 (3)
 Income taxes payable                            1,143,518             29,304                             1,172,822
 Current portion of long-term debt               1,416,000                              3,000,000 (1)     4,416,000
 Current portion of obligations under
  capital leases                                 1,306,763                                                1,306,763
                                               -----------       ------------        ------------       -----------
Total Current Liabilities                        8,185,318            637,554           5,000,000        13,822,872

Deferred income taxes                            1,470,460                                                1,470,460
Long-term Debt                                   6,719,333                             12,000,000 (1)    18,719,333

Obligations under capital leases                 4,242,415                                                4,242,415
                                               -----------       ------------        ------------       -----------
Total Liabilities                               20,617,526            637,554          17,000,000        38,255,080
                                               -----------       ------------        ------------       -----------

Minority interest in subsidiary                  1,932,171                                                1,932,171

Shareholders' Equity
 Preferred stock

 Common stock                                      635,552                                                  635,552
 Additional paid-in capital                     28,070,464          9,426,604          (9,426,604) (2)   28,070,464
 Retained earnings                               5,233,612                                                5,233,612
                                               -----------       ------------        ------------       -----------
                                                33,939,628          9,426,604          (9,426,604)       33,939,628
Less: treasury stock at cost
                                               -----------       ------------        ------------       -----------
Shareholders' Equity                            33,939,628          9,426,604          (9,426,604)       33,939,628

Total Liabilities and Shareholders' Equity     $56,489,325         10,064,158           7,573,396        74,126,879
                                               ===========       ============        ============       ===========

          Semiconductor Packaging Materials Co., Inc. and Subsidiaries
             Notes to Unaudited Pro Forma Consolidated Balance Sheet
                                December 31, 1996



(1) Adjustment which records proceeds from borrowing under a five year term loan amounting to $15,000,000, with a an effective interest rate of approximately 8.25%.

(2) Adjustment which records payment of $12,971,746 in cash at closing, which includes a $400,000 deposit previously paid, to acquire SMS as of January 23, 1997, in accordance with the purchase method of accounting.

(3) Adjustment which records estimated closing expenses of $500,000 and $1,500,000 of costs associated with integration and relocation of certain acquired activites of SMS.


                                    SEMICONDUCTOR PACKAGING MATERIALS CO., INC. AND SUBSIDIARIES
                                             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                             (UNAUDITED)

                                                For The Year Ended December 31, 1996
                                                --------------------------------------------------------------------
                                                          HISTORICAL

                                                SEMICONDUCTOR
                                            PACKAGING MATERIALS
                                                CO., INC. AND                                             PRO FORMA
                                                SUBSIDIARIES          SMS                ADJUSTMENTS     AS ADJUSTED
                                            -------------------    ---------             -----------     -----------
Net sales                                      $33,140,074        $                                      $33,140,074
Service revenue                                 12,887,129         15,505,573                             28,392,702
                                               -----------        -----------            -----------     -----------
Total revenue                                   46,027,203         15,505,573                             61,532,776

Cost of goods sold                              23,551,851                                                23,551,851
Cost of services performed                       7,165,232         12,747,362              (499,609)(1)   19,412,985
                                               -----------        -----------            -----------     -----------

Total cost of goods sold and services performed 30,717,083         12,747,362              (499,609)      42,964,836

Gross profit                                    15,310,120          2,758,211               499,609       18,567,940

Selling, general and administrative expenses     8,203,114          1,769,346                87,316 (3)   10,059,776
                                               -----------        -----------            -----------     -----------

Operating income                                 7,107,006            988,865               412,293        8,508,164

Interest expense (net)                             920,379                                1,142,510 (2)    2,062,889

                                               -----------        -----------            -----------     -----------
Income before provision for income taxes and
 minority interest in loss in consolidated sub.  6,186,627            988,865              (730,217)       6,445,275

Provision for income taxes                       2,445,000                                  105,010 (4)    2,550,010
                                               -----------        -----------            -----------     -----------
Income before minority interest in loss          3,741,627            988,865              (835,227)       3,895,265
 of consolidated subsidiary

Minority interest in loss of consolidated sub.      63,828                                                    63,828

                                               -----------        -----------            -----------     -----------
Net income                                     $ 3,805,455        $   988,865            $ (835,227)     $ 3,959,093
                                               ===========        ===========            ===========     ===========

Net income per common share                    $       .62                                               $       .64
                                               ===========        ===========            ===========     ===========

Weighted average number of common
shares outstanding                               6,175,556                                                 6,175,556
                                               ===========        ===========            ===========     ===========

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

          SEMICONDUCTOR PACKAGING MATERIALS CO., INC. AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996



(1) Adjustment which reflects full year depreciation expense on SMS's machinery and equipment and furniture and fixtures at appraised values amounting to $10,209,314, assuming an estimated useful life of ten years on a straight line basis adjusted by actual depreciation expense on machinery and equipment and furniture and fixtures recorded by SMS for the full year ended September 30, 1996, amounting to $1,520,540.

(2) Adjustment which records interest expense on a $15,000,000 term note with an effective interest rate of 8.25%.

(3) Adjustment which records the amortization of the excess of the purchase price paid for the fair market value of all tangible and identifiable intangible assets acquired less liabilities assumed, totaling $2,182,895, amortized over an estimated useful life of twenty-five years.

(4) Federal income taxes have been provided for the fiscal year ended September 30, 1996 primarily because SMS prior to its acquisition by the Company, was a division of Air Products and Chemicals, Inc. and therefore no provision for federal income tax purposes has been made. The income tax provision of $105,010 represents SMS's pre-tax income of $988,865 less total pre-tax pro forma adjustments of $730,217 adjusted for state and foreign income taxes of 10% and federal income taxes of 34%.



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